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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): December 18, 2000


                                   VANS, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           0-19402                                    33-0272893
   -----------------------             ------------------------------------
   (Commission File Number)            (I.R.S. Employer Identification No.)


         15700 Shoemaker Avenue, Santa Fe Springs, California 90670-5515
               (Address of Principal Executive Offices) (Zip Code)


                                 (562) 565-8267
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

      99.1    News Release of the Registrant, dated December 18, 2000

ITEM 9.  REGULATION FD DISCLOSURE

      On December 18, 2000, the Registrant issued the News Release attached hereto as Exhibit 99.1.







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VANS, INC.
                                         ----------
                                         (Registrant)


Date:  December 19, 2000                 By  /s/ CRAIG E. GOSSELIN
                                             ----------------------------------
                                             Craig E. Gosselin
                                             Vice President and General Counsel











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                                  EXHIBIT INDEX


Exhibit                                                                Page No.
-------                                                                --------

 99.1     News Release of the Registrant, dated December 18, 2000











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